EXHIBIT 10.26
AMENDMENT 1
QUOTA SHARE REINSURANCE TREATY
ATTACHING JANUARY 1, 2006
BY AND BETWEEN
AMERICAN HALLMARK INSURANCE COMPANY (AHIC)
AND
PHOENIX INDEMNITY INSURANCE COMPANY (PIIC)
AND
GULF STATES INSURANCE COMPANY (GSIC)
The parties hereby agree to amend Section 3.07 of the quota share reinsurance treaty as follows:
Section 3.07 In the event this contract is terminated, it shall be terminated on a run-off basis and each assuming company shall remain liable for loss under policies in force at the date of termination, as a result of occurrences taking place after the date of termination.

AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS

Date:	By:

Name:

Title:

PHOENIX INDEMNITY INSURANCE COMPANY

Date:	By:

Name:

Title:

GULF STATES INSURANCE COMPANY

Date:	By:

Name:

Title: